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                                                                   Exhibit 99.1



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



          In connection with the Annual Report of Health Express USA, Inc. (the "Company") on Amendment No. 2 to Form 10-KSB for the year ended December 29, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

          1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of Health Express.

                              HEALTH EXPRESS USA, INC.

June 20, 2003
                              By:      /s/ Douglas Baker
                                       ------------------------------------
                                       Douglas Baker,
                                       Chief Executive Officer

June 20, 2003
                              By:      /s/ Patricia Durante
                                       ------------------------------------
                                       Patricia Durante,
                                       Chief Financial Officer





                                      A-1


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